Employee Benefit Plans	12 Months Ended
Dec. 31, 2015
Compensation and Retirement Disclosure [Abstract]
Compensation and Employee Benefit Plans [Text Block]
10. Employee Benefit Plans

The Company and Harvard Bioscience sponsor retirement plans for their U.S. employees, which includes employee savings plans established under Section 401(k) of the U.S. Internal Revenue Code (the “401(k) Plans”). The 401(k) Plans cover substantially all full-time employees who meet certain eligibility requirements. Contributions to the retirement plans are at the discretion of management. For the years ended December 31, 2015 and 2014, the Company’s matching contributions to the plans were approximately $93 thousand and $90 thousand, respectively.